Exhibit 4.1

THIS CERTIFIES THATis the owner ofCUSIPDATEDCOUNTERSIGNED AND REGISTERED:COMPUTERSHARE TRUST COMPANY, N.A.TRANSFER AGENT AND REGISTRAR,FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OFSyndax Pharmaceuticals, Inc. (hereinafter called the “Company”), transferable on the books of the Companyin person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate andthe shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate ofIncorporation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with theCompany and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. ThisCertificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.COMMON STOCKPAR VALUE $0.0001COMMON STOCKTHIS CERTIFICATE IS TRANSFERABLEIN CANTON, MA, JERSEY CITY, NJ ANDCOLLEGE STATION, TXSEE REVERSE FOR CERTAIN DEFINITIONSCertificateNumberShares.SYNDAX PHARMACEUTICALS, INC.INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWAREByAUTHORIZED SIGNATURE2005DELAWARESYNDAX PHARMACEUTICALS, INC.PresidentSecretaryZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#87164F 10 5DD-MMM-YYYY* * 000000* * * * * * * * * * * * * * * * * ** * * 000000* * * * * * * * * * * * * * * * ** * * * 000000* * * * * * * * * * * * * * * ** * * * * 000000* * * * * * * * * * * * * * ** * * * * * 000000* * * * * * * * * * * * * *** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander DavidSample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderDavid Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander DavidSample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderDavid Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares
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*000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000
0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**
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Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Share s****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares
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Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S***ZERO HUNDRED THOUSANDZERO HUNDRED AND ZERO***MR. SAMPLE & MRS. SAMPLE &MR. SAMPLE & MRS. SAMPLEZQ00000000Certificate Numbers1234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890
/12345678901234567890/1234567890Total TransactionNum/No.123456Denom.123456Total1234567MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4PO BOX 43004, Providence, RI 02940-3004CUSIP XXXXXX XX XHolder ID XXXXXXXXXXInsurance Value 1,000,000.00Number of Shares 123456DTC 12345678 1234567890123451234567

The IRS requires that we report the cost basis of certain sharesacquired after January 1, 2011. If your shares were covered bythe legislation and you have sold or transferred the shares andrequested a specific cost basis calculation method, we haveprocessed as requested. If you did not specify a cost basiscalculation method, we have defaulted to the first in, first out(FIFO) method. Please visit our website or consult your taxadvisor if you need additional information about cost basis.If you do not keep in contact with us or do not have anyactivity in your account for the time periods specified by statelaw, your property could become subject to state unclaimedproperty laws and transferred to the appropriate state.For value received, hereby sell, assign and transfer unto Shares AttorneyDated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the nameas written upon the face of the certificate, in every particular,without alteration or enlargement, or any change whatever.PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appointto transfer the said stock on the books of the within-named Company with full power of substitution in the premises..SYNDAX PHARMACEUTICALS, INC.THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THEQUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES ANDLIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, ANDTHE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINEVARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFERAGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGALREPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THATMAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.Signature(s) Guaranteed: Medallion Guarantee StampTHE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVEDSIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in fullaccording to applicable laws or regulations:TEN COM - as tenants in common UNIF GIFT MIN ACT - ............................................Custodian .................................................(Cust) (Minor)TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act.........................................................(State)JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - ............................................Custodian (until age ................................)and not as tenants in common (Cust).............................under Uniform Transfers to Minors Act ....................(Minor) (State)Additional abbreviations may also be used though not in the above list.